CERTIFICATION PURSUANT TO RULE 30A-2(B) UNDER THE 1940 ACT AND SECTION 906 OF
                             THE SARBANES-OXLEY ACT


I, Douglas Lindgren, Principal Executive Officer of UBS M2 Fund L.L.C. (the "Registrant"), certify that:

     1. The Form N-CSR of the Registrant (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

     2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.


Date:    August 24, 2007         /s/ Douglas Lindgren
     ----------------------      -----------------------------------------------
                                 Douglas Lindgren, Principal Executive Officer
                                 (principal executive officer)


I, Robert Aufenanger, Principal Accounting Officer of UBS M2 Fund L.L.C. (the "Registrant"), certify that:

     1. The Form N-CSR of the Registrant (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

     2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.


Date:    August 24, 2007         /s/ Robert Aufenanger
     ----------------------      -----------------------------------------------
                                 Robert Aufenanger, Principal Accounting Officer
                                 (principal financial officer)